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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 10, 2005

                           MANHATTAN ASSOCIATES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
             GEORGIA                       0-23999                            58-2373424
 (State or Other Jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification No.)
  Incorporation or organization)
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              2300 WINDY RIDGE PARKWAY, SUITE 700, ATLANTA, GEORGIA
                                      30339
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (770) 955-7070
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           MANHATTAN ASSOCIATES, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                TABLE OF CONTENTS

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Item 1.01         Entry Into a Material Definitive Agreement                 3

Item 9.01         Financial Statements and Exhibits                          3

Signature                                                                    4

Exhibit Index                                                                5
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 10, 2005, Manhattan Associates, Inc. (NASDAQ: MANH), a Georgia corporation (the "Company" or "Manhattan"), entered into a definitive agreement (the "Agreement") to acquire Evant, Inc., a California corporation ("Evant"), a provider of supply chain planning and replenishment solutions. Privately held and based in San Francisco and Atlanta, Evant provides solutions to more than 60 companies in the retail, manufacturing and wholesale distribution industries. The transaction has been approved by both the Manhattan board of directors and the Evant board of directors. The acquisition is subject to the customary closing conditions and is expected to close on or before September 30, 2005. Under the terms of the Agreement, Manhattan will pay approximately $50 million in cash for Evant.

     On August 15, 2005, Manhattan and Evant amended the Agreement to adjust the method by which a portion of the merger consideration will be paid by Evant to certain of its employees under an pre-existing bonus arrangement. The amendment does not change the terms of the transaction as they relate to Manhattan.

      A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger, by and among Manhattan Associates, Inc., Madison Acquisition Corp., Evant, Inc. and Ted Schlein, as Shareholder Representative, dated August 10, 2005.

          2.2 Voting Agreement, by and between Manhattan Associates, Inc. and the shareholders of Evant, Inc., dated August 10, 2005.

          2.3 Amendment Number 1 to Agreement and Plan of Merger, by and among Evant, Inc., Manhattan Associates, Inc., Madison Acquisition Corp. and Ted Schlein, as Shareholder Representative, dated as of August 15, 2005.

          99.1 Press Release, dated August 11, 2005.


                                       3
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MANHATTAN ASSOCIATES, INC.

                                    By:  /s/ Steven R. Norton
                                       ---------------------------------------
                                       Steven R. Norton
                                       Senior Vice President and Chief
                                       Financial Officer

Dated:  August 16, 2005
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                                  EXHIBIT INDEX
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
EXHIBIT
NUMBER    DESCRIPTION
2.1 Agreement and Plan of Merger, by and among Manhattan Associates, Inc., Madison Acquisition Corp., Evant, Inc. and Ted Schlein, as Shareholder Representative, dated August 10, 2005.

2.2 Voting Agreement, by and between Manhattan Associates, Inc. and the shareholders of Evant, Inc., dated August 10, 2005.

2.3 Amendment Number 1 to Agreement and Plan of Merger, by and among Evant, Inc., Manhattan Associates, Inc., Madison Acquisition Corp. and Ted Schlein, as Shareholder Representative, dated as of August 15, 2005.

99.1     Press Release, dated August 11, 2005.
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